SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------



                                AMENDMENT NO. 1
                                   FORM 8-K/A



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) October 10, 1996



                        AMERTRANZ WORLDWIDE HOLDING CORP.
               (Exact name of Registrant as specified in charter)



           Delaware                    0001-14474             11-3309110
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification
                                                                Number)



                               2001 Marcus Avenue
                          Lake Success, New York 11042
                                 (516) 326-9000
   (Address, including zip code and telephone number, including area code, of
                   Registrant's principal executive offices)



                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.

         On October 10, 1996, Consolidated Air Services, Inc., an Arizona Corporation ("Consolidated") merged (the "Merger") with and into Amertranz Worldwide Holding Corp. (the "Company") pursuant to the terms of an Agreement of Merger dated as of September 30, 1996 (the "Agreement of Merger").

         Consolidated was engaged in the freight forwarding business with offices in the Los Angeles, California area, Scottsdale, Arizona and Newark, New Jersey. For the 12-month period ended June 30, 1996, Consolidated had net sales of $5,995,000, and net income of $347,000. Pursuant to the Merger, the Company acquired all of the assets of Consolidated, consisting principally of office and freight forwarding assets, accounts receivable and customer lists, and assumed all of Consolidated's liabilities.

         Prior to the Merger, all issued and outstanding stock of Consolidated was owned by David W. Hockersmith and Douglas E. Hockersmith (collectively, the "Consolidated Stockholders"). In the Merger, all of the issued and outstanding shares of Consolidated were exchanged for an aggregate of 20,000 shares of the Company's Class B Preferred Stock. Each share of the Company's Class B Preferred Stock is convertible, at the option of the holder thereof at any time after October 10, 1997, into 10 shares of the Company's Common Stock. In addition, the Company issued a promissory note to the Consolidated Stockholders in the aggregate principal amount of $150,000.

         Pursuant to the terms of the Agreement of Merger, the Consolidated Stockholders will receive up to an additional 50,000 shares of the Company's Common Stock in the aggregate if, following the Merger, the Company meets certain revenue targets as set forth in the Agreement of Merger.

         Subsequent to June 30, 1996 (the date of Consolidated's financial statements included herewith) and prior to the Merger, Consolidated distributed to the Consolidated Stockholders $640,000 representing part of Consolidated's accumulated subchapter S earnings. This distribution was made $40,000 in cash, and $600,000 pursuant to the terms of a promissory note. As part of the Merger, the Company assumed this obligation along with all other obligations of Consolidated.

Item 7.  Financial Statements and Exhibits.

         The following financial statements, pro forma financial information and exhibits are filed herewith and set forth following the signatures hereto:

                                                                           PAGE
(a)  Financial Statements of Business Acquired

CONSOLIDATED AIR SERVICES, INC.
Report of Independent Public Accountants                                   F-1
Balance Sheet as of June 30, 1996                                          F-2
Statement of Operations for the Year Ended June 30, 1996                   F-3
Statement of Shareholders' Equity for the Year Ended June 30, 1996         F-4
Statement of Cash Flows for the Year Ended June 30, 1996                   F-5
Notes to Financial Statements                                              F-6

                                                                           PAGE
(b)  Pro Forma Financial Information

AMERTRANZ WORLDWIDE HOLDING CORP.


         Pursuant to Rule 3-05(b) of Regulation S-X as currently in effect, financial statements for the business acquired are not required to be furnished. Accordingly, pro forma financial information with respect to the transaction described in Item 2 above is not required to be furnished pursuant to this Item.


(c)  Exhibits

The following exhibit is filed herewith:

Exhibit No.
-----------


2.1       Agreement of Merger dated as of September 30, 1996 by and        E-1
          among Amertranz Worldwide, Inc., a Delaware corporation;
          Amertranz Worldwide Holding Corp., a Delaware corporation; Consolidated Air Services, Inc., an Arizona corporation; and
          David W. Hockersmith and Douglas E. Hockersmith*

* Previously filed


Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement of Merger are briefly described on the index thereto (on page E-37) but have been omitted from this filing. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERTRANZ WORLDWIDE HOLDING CORP.


Date: November 26, 1996                     By:        /s/ Stuart Hettleman
                                               ---------------------------------
                                               Stuart Hettleman, President



C66364.198

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
Consolidated Air Services, Inc.:


We have audited the accompanying balance sheet of CONSOLIDATED AIR SERVICES, INC. (an Arizona S corporation) as of June 30, 1996, and the related statements of operations, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Consolidated Air Services, Inc. as of June 30, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                                      ARTHUR ANDERSEN LLP

Phoenix, Arizona,
  September 12, 1996.

                         CONSOLIDATED AIR SERVICES, INC.


                                  BALANCE SHEET

                                  JUNE 30, 1996




                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                        $  253,729
  Accounts receivable, net of  allowance for doubtful accounts
    of $12,000                                                        646,675
Prepaid expenses                                                       39,211
                                                                   ----------

                  Total current assets                                939,615

PROPERTY AND EQUIPMENT, net                                           148,431

OTHER ASSETS                                                           50,228
                                                                   ----------

                                                                   $1,138,274
                                                                   ==========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                 $  228,355
  Accrued expenses                                                    168,063
                                                                   ----------
                  Total current liabilities                           396,418
                                                                   ----------

SHAREHOLDERS' EQUITY:
  Common stock, $1 par value, 1,000 shares issued and
    outstanding                                                         1,000
  Retained earnings                                                   740,856
                                                                   ----------
                  Total shareholders' equity                          741,856
                                                                   ----------

                                                                   $1,138,274
                                                                   ==========



       The accompanying notes to financial statements are an integral part of this balance sheet.

                         CONSOLIDATED AIR SERVICES, INC.


                             STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 1996




NET SALES                                                     $    5,995,390

COST OF SALES                                                      3,180,125
                                                              --------------
  Gross profit                                                     2,815,265

GENERAL AND ADMINISTRATIVE EXPENSES                                2,479,393
                                                              --------------

  Income from operations                                             335,872

OTHER INCOME (EXPENSE):
  Interest                                                            12,608
  Other                                                               (1,143)
                                                              --------------

NET INCOME                                                    $      347,337
                                                              ==============
















         The accompanying notes to financial statements are an integral part of this statement.

                         CONSOLIDATED AIR SERVICES, INC.


                        STATEMENT OF SHAREHOLDERS' EQUITY

                        FOR THE YEAR ENDED JUNE 30, 1996








                                     Common         Retained
                                      Stock         Earnings            Total
                                      -----         --------            -----

BALANCE AT JUNE 30, 1995          $     1,000     $    722,519     $    723,519
  Net income                           -               347,337          347,337
  Distributions to shareholders        -              (329,000)        (329,000)
                                  -----------     ------------     ------------

BALANCE AT JUNE 30, 1996          $     1,000     $    740,856     $    741,856
                                  ===========     ============     ============





















         The accompanying notes to financial statements are an integral part of this statement.

                         CONSOLIDATED AIR SERVICES, INC.


                             STATEMENT OF CASH FLOWS

                        FOR THE YEAR ENDED JUNE 30, 1996




CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                     $     347,337
  Adjustments to reconcile net income to net cash
    provided by operating activities-
        Depreciation                                                    46,154
        Changes in certain assets and liabilities-
          Accounts receivable                                          126,685
          Prepaid expenses                                             (48,077)
          Accounts payable                                             (42,670)
          Accrued expenses                                              11,797
                                                                 -------------

                  Net cash provided by operating activities            441,226
                                                                 -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                  (76,949)

                  Net cash used in investing activities                (76,949)
                                                                 -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on capital lease                                             (5,856)
  Distributions to shareholders                                       (329,000)

                  Net cash used in financing activities               (334,856)
                                                                 -------------

                  Net increase in cash and cash equivalents             29,421

CASH AND CASH EQUIVALENTS, beginning of year                           224,308
                                                                 -------------

CASH AND CASH EQUIVALENTS, end of year                           $     253,729
                                                                 =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION:
    Interest paid                                                $         875
                                                                 =============


         The accompanying notes to financial statements are an integral part of this statement.

                         CONSOLIDATED AIR SERVICES, INC.


                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 1996



(1)      NATURE OF OPERATIONS:

Consolidated Air Services, Inc. (the Company), an Arizona S corporation, is primarily engaged in domestic and international air freight forwarding that offers a full range of logistic and transportation services. The Company is headquartered in Scottsdale, Arizona, with offices in Los Angeles, California and Newark, New Jersey. The Company also has sales offices in Dallas, Texas and San Diego, California.

The Company focuses primarily on the fashion and retail industry. It has carved a respected niche in this industry by offering a detailed menu of services unique to this industry. Fashion services currently provide approximately 70% of the Company's revenue. The balance is derived from industries ranging from publishing and medical equipment, to television and video equipment.

The Company provides various levels of services ranging from Overnight, Second Day, Deferred Service, Same Day and Surface Consolidations. The Company focuses on heavyweight shipments rather than small packages which are handled by many companies specializing in that competitive market. The Company has established a control center in Scottsdale, Arizona to provide a central point of contact for customers anywhere in the world. This center is staffed 24 hours a day.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Revenue Recognition

Revenues and direct related costs are recognized upon shipment of freight.

         Income Taxes

The Company has elected to operate under Subchapter S of the Internal Revenue Code and thus, is not directly subject to income taxes. As a result, there is no provision or benefit for income taxes reflected in the accompanying financial statements, since detailed items of revenue and expenses are reported on the individual returns of the shareholders. The shareholders of the Company are liable for income taxes on the earnings of the Company.

         Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

         Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate fair value because of the short-term maturity of these financial instruments.

         Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and accounts receivable. The Company places its cash with high quality financial institutions.

Concentrations of credit risk with respect to accounts receivable are limited due to the large number of customers comprising the Company's customer base. The Company performs ongoing credit evaluations of its customers, but does not require collateral to support customer receivables. The Company established an allowance for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

(3)      PROPERTY AND EQUIPMENT:

Property and equipment are stated at cost. Depreciation of property and equipment is provided using the straight-line method and is included in general and administrative expense. The following estimated useful lives are used for depreciation:

      Leasehold improvements                             7-10 years
      Equipment                                           5-7 years
      Computer equipment                                  5-7 years
      Furniture and fixtures                                5 years
      Vehicles                                              5 years

Maintenance and repairs are charged directly to expense as incurred. Expenditures of major renewals and betterments to property and equipment are capitalized. For the year ended June 30, 1996, maintenance and repair expenses was approximately $46,000.

Property and equipment consist of the following at June 30, 1996:

      Leasehold improvements                           $      9,608
      Equipment                                              92,467
      Computer equipment                                    168,697
      Furniture and fixtures                                 52,903
      Vehicles                                               78,956
                                                       ------------
                                                            402,631
      Less- Accumulated depreciation                        254,200
                                                       ------------

                                                       $    148,431
                                                       ============

(4)      COMMITMENTS AND CONTINGENCIES:

         Lease Obligations

The Company leases various property and equipment under noncancelable operating leases including trucks used to pick up freight. Rent expense was approximately $223,880 for the year ended June 30, 1996. As of June 30, 1996, future minimum lease payments under noncancelable operating leases are as follows:

      Year Ending
       June 30,
      -----------

         1997                                            $  295,871
         1998                                               194,627
         1999                                                86,735
         2000                                                   755

(5)      SIGNIFICANT CUSTOMER:

Sales to one customer for the year ended June 30, 1996 represented 15% of revenue.